UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FUSE MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! FUSE MEDICAL, INC. 2022 Annual Meeting Vote by June 22, 2022 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in FUSE MEDICAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 23, 2022. Get informed before you vote View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 09, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and June 23, 2022 vote without entering a 5:00 PM CDT control number Annual Meeting to be held live via the Internet -please visit www.proxydocs.com/FZMD for more details. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT FUSE MEDICAL, INC. This is an overview of the proposals being presented at the 2022 Annual Meeting Vote by June 22, 2022 upcoming shareholder meeting. Please follow the instructions on 11:59 PM ET the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01 Christopher C. Reeg For 02 Mark W. Brooks For 03 Renato V. Bosita Jr. MD For 04 Lawrence S. Yellin For 2. Ratification of the Appointment of Armanino, LLP as our Independent Registered Public Accounting Firm for the For Fiscal Year Ending December 31, 2022 NOTE: To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 FLASHID-JOB# 148,294

Fuse Medical, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on June 23, 2022 For Stockholders of record as of April 25, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/FZMD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/FZMD Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 13, 2022. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/FZMD (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Fuse Medical, Inc. Meeting Type: Annual Meeting of Stockholders Date: Thursday, June 23, 2022 Time: 5:00 PM, Central Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/FZMD for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/FZMD SEE REVERSE FOR FULL AGENDA

Fuse Medical, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. Election of Directors 1.01 Christopher C. Reeg 1.02 Mark W. Brooks 1.03 Renato V. Bosita, Jr., MD 1.04 Lawrence S. Yellin 2. Ratification of the Appointment of Armanino, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022 3. To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof